UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 17, 2008

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

MARYLAND

(State or Other Jurisdiction of Incorporation)

1-12616	38-2730780
(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Road

Suite 200

Southfield, Michigan 48034

(Address of principal executive offices)

(248) 208-2500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 17, 2008, Sun Communities, Inc. (the “Company”) amended its restricted stock award agreements with Gary A. Shiffman (the Company’s Chief Executive Officer) and Jeffrey P. Jorissen (the Company’s former Chief Financial Officer) and amended its employment agreement with Brian W. Fannon (the Company’s President). The following brief description of these amendments is qualified in its entirety by reference to the full text of the amendments to the respective agreements, copies of which are attached as Exhibits 10.1 through 10.3, and each is incorporated by reference into this Item 1.01.

Amendments to Restricted Stock Award Agreements with Mr. Shiffman and Mr. Jorissen

The amendments to Mr. Shiffman’s and Mr. Jorissen’s respective restricted stock award agreements remove certain performance-based shares provided for in Mr. Shiffman’s and Mr. Jorissen’s respective restricted stock award agreements.

Amendment to Employment Agreement with Mr. Fannon

This amendment to Mr. Fannon’s employment agreement removes certain performance-based incentive cash compensation provided for in his employment agreement.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a) On March 17, 2008, the Board of Directors (the “Board”) of Sun Communities, Inc. (the “Company”), amended Article II, Section 2 of the Company’s Bylaws to remove the requirement that the annual meeting of the stockholders be held in May in order to allow the annual meeting of the stockholders to occur at such time as determined in the discretion of the Board. The Board currently plans to hold its annual meeting in July of this year. This summary of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the Amendment to the Bylaws of Sun Communities, Inc. attached as Exhibit 3.1 to this report.

ITEM 9.01.	EXHIBITS

(d)	Exhibits.
EXHIBIT #	DESCRIPTION
3.1	Amendment to the Bylaws of Sun Communities, Inc.
10.1	Third Amendment to Restricted Stock Award Agreement, dated March 17, 2008, by and between the Company and Gary A. Shiffman
10.2	Third Amendment to Restricted Stock Award Agreement, dated March 17, 2008, by and between the Company and Jeffrey P. Jorissen
10.3	Second Amendment to Employment Agreement, dated March 17, 2008, by and between the Company and Brian W. Fannon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2008	SUN COMMUNITIES, INC.
	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

SUN COMMUNITIES, INC.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Bylaws of Sun Communities, Inc.
10.1	Third Amendment to Restricted Stock Award Agreement, dated March 17, 2008, by and between the Company and Gary A. Shiffman
10.2	Third Amendment to Restricted Stock Award Agreement, dated March 17, 2008, by and between the Company and Jeffrey P. Jorissen
10.3	Second Amendment to Employment Agreement, dated March 17, 2008, by and between the Company and Brian W. Fannon

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